EXHIBIT 4.17




                                     FORM OF

                    AMENDED AND RESTATED DECLARATION OF TRUST

                                      AMONG

                              BOWATER INCORPORATED

                                  as Depositor,

                              THE BANK OF NEW YORK

                              as Property Trustee,

                         THE BANK OF NEW YORK (DELAWARE)

                              as Delaware Trustee,

                                       AND

                    THE ADMINISTRATIVE TRUSTEES NAMED HEREIN

                        Dated as of [_______ __], 200[3]

                           BOWATER CAPITAL TRUST [__]



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                                                               TABLE OF CONTENTS

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
ARTICLE 1 DEFINED TERMS...........................................................................................1
         SECTION 1.1. Definitions.................................................................................1

ARTICLE 2 ESTABLISHMENT OF THE TRUST..............................................................................9
         SECTION 2.1. Name 9
         SECTION 2.2. Office of the Delaware Trustee; Principal Place of Business.................................9
         SECTION 2.3. Organizational Expenses.....................................................................9
         SECTION 2.4. Issuance of the Preferred Securities........................................................9
         SECTION 2.5. Subscription and Purchase of Debt Securities; Issuance of the Common Securities.............9
         SECTION 2.6. Declaration of Trust........................................................................9
         SECTION 2.7. Authorization to Enter into Certain Transactions...........................................10
         SECTION 2.8. Assets of Trust............................................................................13
         SECTION 2.9. Title to Trust Property....................................................................13

ARTICLE 3 PAYMENT ACCOUNT........................................................................................13
         SECTION 3.1. Payment Account............................................................................13

ARTICLE 4 DISTRIBUTIONS; REDEMPTION; EXCHANGE; CONVERSION........................................................14
         SECTION 4.1. Distributions..............................................................................14
         SECTION 4.2. Redemption.................................................................................14
         SECTION 4.3. Conversion.................................................................................16
         SECTION 4.4. Special Event Exchange or Redemption.......................................................16
         SECTION 4.5. Subordination of Common Securities.........................................................18
         SECTION 4.6. Payment Procedures.........................................................................18
         SECTION 4.7. Tax Returns and Reports....................................................................18
         SECTION 4.8. Payment of Taxes, Duties, Etc. of the Trust................................................19
         SECTION 4.9. Payments under Indenture...................................................................19

ARTICLE 5 TRUST SECURITIES CERTIFICATES..........................................................................19
         SECTION 5.1. Initial Ownership..........................................................................19
         SECTION 5.2. The Trust Securities Certificates..........................................................19
         SECTION 5.3. Delivery of Trust Securities Certificates..................................................19
         SECTION 5.4. Registration of Transfer and Exchange of Preferred Securities..............................20
         SECTION 5.5. Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.........................21
         SECTION 5.6. Persons Deemed Securityholders.............................................................21
         SECTION 5.7. Access to List of Securityholders' Names and Addresses.....................................21
         SECTION 5.8. Maintenance of Office or Agency............................................................21
         SECTION 5.9. Appointment of Paying Agent................................................................22
         SECTION 5.10. Ownership of Common Securities by Depositor...............................................22
         SECTION 5.11. Global Securities; Non-Global Securities; Common Securities
                           Certificate...........................................................................22
         SECTION 5.12. Notices to Clearing Agency................................................................23

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         SECTION 5.13. Definitive Preferred Securities Certificates..............................................23
         SECTION 5.14. Rights of Securityholders.................................................................24

ARTICLE 6 ACT OF SECURITYHOLDERS; MEETINGS; VOTING...............................................................24
         SECTION 6.1. Limitations on Voting Rights...............................................................24
         SECTION 6.2. Notice of Meetings.........................................................................26
         SECTION 6.3. Meetings of Preferred Securityholders......................................................26
         SECTION 6.4. Voting Rights..............................................................................26
         SECTION 6.5. Proxies, Etc...............................................................................26
         SECTION 6.6. Securityholder Action by Written Consent...................................................26
         SECTION 6.7. Record Date for Voting and Other Purposes..................................................27
         SECTION 6.8. Acts of Securityholders....................................................................27
         SECTION 6.9. Inspection of Records......................................................................28

ARTICLE 7 REPRESENTATIONS AND WARRANTIES.........................................................................28
         SECTION 7.1. Representations and Warranties of the Property Trustee and the
                           Delaware Trustee......................................................................28
         SECTION 7.2. Representations and Warranties of Depositor................................................30

ARTICLE 8 THE TRUSTEES...........................................................................................30
         SECTION 8.1. Certain Duties and Responsibilities........................................................30
         SECTION 8.2. Notice of Defaults.........................................................................31
         SECTION 8.3. Certain Rights of Property Trustee.........................................................33
         SECTION 8.4. Not Responsible for Recitals or Issuance of Securities.....................................35
         SECTION 8.5. Trustee May Hold Securities................................................................35
         SECTION 8.6. Compensation; Indemnity; Fees..............................................................35
         SECTION 8.7. Property Trustee Required; Eligibility of Trustees.........................................36
         SECTION 8.8. Conflicting Interests......................................................................36
         SECTION 8.9. Resignation and Removal; Appointment of Successor..........................................37
         SECTION 8.10. Acceptance of Appointment by Successor....................................................38
         SECTION 8.11. Merger, Conversion, Consolidation or Succession to Business...............................39
         SECTION 8.12. Preferential Collection of Claims Against Depositor or Trust..............................39
         SECTION 8.13. Reports by Property Trustee...............................................................39
         SECTION 8.14. Reports to the Property Trustee...........................................................40
         SECTION 8.15. Evidence of Compliance with Conditions Precedent..........................................40
         SECTION 8.16. Number of Trustees........................................................................40
         SECTION 8.17. Delegation of Power.......................................................................40
         SECTION 8.18. Appointment of Administrative Trustees....................................................41

ARTICLE 9 TERMINATION, LIQUIDATION AND MERGER....................................................................41
         SECTION 9.1. Termination upon Expiration Date...........................................................41
         SECTION 9.2. Early Termination..........................................................................41
         SECTION 9.3. Termination................................................................................42
         SECTION 9.4. Liquidation................................................................................42
         SECTION 9.5 Mergers, Consolidations, Amalgamations, Conversions or
                           Replacements of the Trust.............................................................43

ARTICLE 10 MISCELLANEOUS PROVISIONS..............................................................................44
         SECTION 10.1. Limitation of Rights of Securityholders...................................................44

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         SECTION 10.2. Amendment.................................................................................44
         SECTION 10.3. Separability..............................................................................45
         SECTION 10.4. Governing Law.............................................................................45
         SECTION 10.5. Payments Due on Non-Business Day..........................................................46
         SECTION 10.6. Successors................................................................................46
         SECTION 10.7. Headings..................................................................................46
         SECTION 10.8. Reports, Notices and Demands..............................................................46
         SECTION 10.9. Agreement Not to Petition.................................................................46
         SECTION 10.10. Trust Indenture Act; Conflict with Trust Indenture Act...................................47
         SECTION 10.11. Acceptance of Terms of Declaration of Trust, Guarantee
                            and Indenture........................................................................47
         SECTION 10.12. Counterparts.............................................................................47
         SECTION 10.13. Purchases of Trust Securities............................................................47


Certificate of Trust of Bowater Capital Trust [__]                                      EXHIBIT A
Form of Common Securities of Bowater Capital Trust [__]                                 EXHIBIT B
Form of Preferred Securities of Bowater Capital Trust [__]                              EXHIBIT C

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                                      iii
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                           BOWATER CAPITAL TRUST [__]*

                  Certain Sections of this Declaration of Trust
                      relating to Sections 310 through 318
                       of the Trust Indenture Act of 1939:

      Trust Indenture                                  Declaration of Trust
        Act Section                                          Section
    -------------------                                  -------------
Section 310   (a)(1)............................................8.7
              (a)(2)............................................8.7
              (a)(4).....................................2.7(a)(ii)
              (b)...............................................8.8
Section 311   (a)..............................................8.12
              (b)..............................................8.12
Section 312   (a)...............................................5.7
              (b)...............................................5.7
              (c)...............................................5.7
Section 313   (a)...........................................8.13(a)
              (c)..............................................10.8
              (d)...........................................8.13(c)
              (a)(4)..........................................13(b)
              (b)...........................................8.13(b)
Section 314   (a)..............................................8.14
              (b.....................................Not Applicable
              (c)(1)...........................................8.15
              (c)(2)...........................................8.15
              (c)(3).................................Not Applicable
              (d)....................................Not Applicable
              (e).........................................1.1, 8.15
Section 315   (a)....................................8.1(a), 8.3(a)
              (b).........................................8.2, 10.8
              (c)............................................8.1(a)
              (d)..........................................8.1, 8.3
              (e)....................................Not Applicable
Section 316   (a)....................................Not Applicable
              (a)(1)(A)..............................Not Applicable
              (a)(1)(B)..............................Not Applicable
              (a)(2).................................Not Applicable
              (b)....................................Not Applicable
              (c)...............................................6.7
Section 317   (a)(1).................................Not Applicable
              (b)...............................................5.9
Section 318   (a).............................................10.10
         ..................
---------------------------

* Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Declaration of Trust.


                                       iv
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         AMENDED AND  RESTATED  DECLARATION  OF TRUST,  dated as of [______ __],
200[3] among (i) Bowater Incorporated, a Delaware corporation (including any successors or assigns, the "Depositor"), (ii) The Bank of New York, a New York banking corporation, as property trustee (in such capacity, the "Property Trustee" and, in its personal capacity and not in its capacity as Property Trustee, the "Bank"), (iii) The Bank of New York (Delaware), a Delaware corporation, as Delaware trustee (in such capacity, the "Delaware Trustee"),
(iv) [__________], an individual, [__________], an individual, and [__________], an individual, each of whose address is c/o Bowater Incorporated, 55 East Camperdown Way (29601), P.O. Box 1028, Greenville, South Carolina 29602-1028, (each, an "Administrative Trustee" and, collectively, the "Administrative Trustees" and, collectively with the Property Trustee and Delaware Trustee, the "Trustees") and (v) the several Holders (as hereinafter defined). The Depositor and the Trustees hereby agree as follows:

                              W I T N E S S E T H:

         WHEREAS, the Depositor and certain of the Trustees have heretofore duly declared and established a statutory trust pursuant to the Delaware Statutory Trust Act by the entering into of that certain Declaration of Trust, dated as of August 15, 2003 (the "Original Declaration of Trust"), and by the execution and filing by certain of the Trustees with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on August 15, 2003, attached as Exhibit A, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust (as defined herein) and investing the proceeds thereof in the Debt Securities (as defined herein);

         WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

         WHEREAS, the Depositor and the Trustees desire to amend and restate the Original Declaration of Trust in its entirety as set forth herein to provide for, among other things, (i) the issuance and sale of the Common Securities (as defined herein) by the Trust to the Depositor, (ii) the issuance and sale of the Preferred Securities (as defined herein) by the Trust pursuant to the Underwriting Agreement (as defined herein) and (iii) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Debt Securities;

         NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other party and for the benefit of the Holders (as defined herein) of the Preferred Securities, hereby amends and restates the Original Declaration of Trust in its entirety and agrees as follows:


                                    ARTICLE 1
                                  DEFINED TERMS

         SECTION 1.1. Definitions. For all  purposes  of  this  Declaration   of
Trust, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;


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         (c)      unless  the context  otherwise  requires,  any reference to an
"Article" or a "Section" refers to an Article or a Section, as the case may be, of this Declaration of Trust; and

         (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Declaration of Trust as a whole and not to any particular Article, Section or other subdivision.

         "Act" has the meaning specified in Section 6.8.

         "Additional Amount" means, with respect to the Trust Securities, the amount of any additional interest paid by the Depositor on the Debt Securities pursuant to the Indenture.

         "Additional Sums" means, with respect to the Trust Securities, the amount of any additional sums (other than additional interest) paid by the Depositor on the Debt Securities pursuant to the Indenture.

         "Administrative Trustee" means each of [__________], [__________] and [__________], each solely in his capacity as Administrative Trustee of the Trust formed and continued hereunder and not in his individual capacity, or such Administrative Trustee's successor in interest in such capacity, or any successor in interest in such capacity, or any successor administrative trustee appointed as herein provided.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, provided, however that an Affiliate of the Depositor shall not be deemed to include the Trust. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Certificate or beneficial interest therein, the rules and procedures of the Clearing Agency for such security, to the extent applicable to such transaction and as in effect from time to time.

         "Bank" has the meaning specified in the preamble to this Declaration of Trust.

         "Bankruptcy Event" means, with respect to any Person:

         (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

         (b) the institution by such Person of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

         "Bankruptcy Laws" has the meaning specified in Section 10.9.

         "Board of Directors" means either the board of directors of the Depositor or any committee of that board duly authorized to act hereunder.

         "Book-Entry Preferred Securities Certificates" means a beneficial interest in the Preferred Securities Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in
Section 5.11.

         "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Property Trustee or the corporate trust office of the Indenture Trustee is closed for business.

         "Certificate Depositary Agreement" means any agreement among the Trust, the Depositor and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, relating to the Trust Securities Certificates, as the same may be amended and supplemented from time to time.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, that has been designated to act as depositary for the Preferred Securities pursuant to a Certificate Depositary Agreement. [The Depository Trust Company will be the initial Clearing Agency.]

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means the first Time of Delivery (as defined in the Underwriting Agreement).

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common  Securities   Certificate"   means  a  certificate   evidencing
ownership of Common Securities, substantially in the form attached as Exhibit B.

         "Common Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount with respect to the assets of the Trust of $[__] and having the rights provided therefor in this Declaration of Trust, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "Common Stock" means the common stock, $1.00 par value per share, of the Depositor.

         "Corporate Trust Office" means the corporate trust office of the Property Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust Administration.

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         "Debt Securities" means $__________  aggregate  principal amount of the
Depositor's ___% junior [convertible] subordinated debt securities issued pursuant to the Indenture.

         "Debt Securities Event of Default" means an "Event of Default" as defined in the Indenture.

         "Debt Securities Redemption Date" means, with respect to any Debt Securities to be redeemed under the Indenture, the date fixed for redemption thereof under the Indenture.

         "Declaration of Trust" means this Amended and Restated Declaration of Trust, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Declaration of Trust any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Declaration of Trust and any such modification, amendment or supplement, respectively.

         "Definitive Preferred Securities Certificates" means either or both (as the context requires) of (a) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.11(a) and (b) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.13.

         "Delaware Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C., Section 3801, et seq., as it may be amended from time to time.

         "Delaware Trustee" means the Person identified as the "Delaware Trustee" in the preamble to this Declaration of Trust solely in its capacity as Delaware Trustee of the Trust formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware trustee appointed as herein provided.

         "Depositor"  has  the  meaning   specified  in  the  preamble  to  this
Declaration of Trust.

         "Direct Action" has the meaning specified in Section 6.8.

         "Distribution Date" has the meaning specified in Section 4.1(a).

         "Distributions"   means  amounts   payable  in  respect  of  the  Trust
Securities as provided in Section 4.1.

         "Early Termination Event" has the meaning specified in Section 9.2.

         "Event of Default" means the occurrence of a Debt Securities Event of Default, whatever the reason for such Debt Securities Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

         "Exchange Notice" has the meaning specified in Section 4.4(b).

         "Expiration Date" has the meaning specified in Section 9.1.

         "Global Certificate" has the meaning specified in Section 5.2.

         "Guarantee" means the Guarantee Agreement executed and delivered by the Depositor and The Bank of New York, a New York banking corporation, as guarantee trustee, contemporaneously with the execution and delivery of this Declaration of Trust, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

         "Holder" means a Person in whose name a Trust Securities Certificate representing a Trust Security is registered, such Person being a beneficial owner within the meaning of the Delaware Statutory Trust Act.

         "Indenture" means the Indenture, dated as of [______ __], 200[3], between the Depositor and the Indenture Trustee, as the same may be amended and supplemented from time to time.

         "Indenture Trustee" means The Bank of New York, as trustee under the Indenture, until a successor is appointed thereunder, and thereafter means such successor trustee.

         "Investment Company Event" means the receipt by the Property Trustee, on behalf of the Trust, of an Opinion of Counsel, rendered by a law firm having a tax and securities practice (which Opinion of Counsel shall not have been rescinded by such law firm), to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Preferred Securities under this Declaration of Trust.

         "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

         "Liquidation Amount" means an amount with respect to the assets of the Trust equal to $[__] per Trust Security.

         "Liquidation Date" means each date on which Debt Securities or cash are to be distributed to Holders of Trust Securities in connection with a termination and liquidation of the Trust pursuant to Section 9.4(a).

         "Liquidation Distribution" has the meaning specified in Section 9.4(d).

         "List of Holders" has the meaning specified in Section 5.7.

         "1940 Act" means the Investment Company Act of 1940, as amended.

          "Officers' Certificate" means a certificate signed by (i) the Chairman of the Board, a Vice Chairman, the Chief Executive Officer, President or a Vice President, and by (ii) the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to
Section 8.15 shall be the principal executive, financial or accounting officer of the Depositor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration of Trust shall include:

         (a)      a   statement   that  each  officer   signing  the   Officers'
Certificate has read the covenant or condition and the definitions relating thereto;

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

         (b)      a brief statement of  the nature and scope  of the examination
or investigation  undertaken  by  each  officer  in   rendering  the   Officers'
Certificate;

         (c) a statement that each officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust or the Depositor, and who may be an employee of either the Trust or Depositor, and who shall be reasonably acceptable to the Property Trustee. Any Opinion of Counsel delivered with respect to compliance with a condition or covenant provided for in this Declaration of Trust shall include:

         (a) a statement that each individual signing the Opinion of Counsel has read the covenant or condition and the definitions relating thereto;

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

         (b)      a brief statement  of  the nature and scope of the examination
or investigation undertaken by each individual  in  rendering  the  Opinion   of
Counsel;

         (c) a statement that each individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         "Optional Redemption Price" means, except as set forth below, with respect to the Preferred Securities, the following percentages of the Liquidation Amounts thereof, and accumulated and unpaid Distributions, if any, to the date fixed for redemption if redeemed during the twelve-month period commencing __________ in each of the following years:

Year                    Redemption Price         Year           Redemption Price
----                    ----------------         ----           ----------------

-----                   -----%                   -----          -----%

-----                   -----                    -----          -----

and thereafter          100%                     _____          _____

         In the event of a redemption of Trust Securities upon the occurrence of a Tax Event, Trust Securities shall be redeemed at the redemption price of $[__] per Trust Security and all accumulated and unpaid Distributions, if any to the date fixed for redemption.

         "Original Declaration of Trust" has the meaning specified in the recitals to this Declaration of Trust.

         "Outstanding", when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Declaration of Trust, except:

         (a) Trust Securities theretofore cancelled by the Securities Registrar or delivered to the Securities Registrar for cancellation [or tendered for conversion];

         (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Trust Securities; provided that, if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Declaration of Trust; and

         (c) Trust Securities which have been paid or in exchange for or in lieu of which other Trust Securities have been executed and delivered pursuant to Section 5.5;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Trust Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Trust Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Trust Securities that such Trustee actually knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the Outstanding Trust Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Trust Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Securities Registrar the pledgee's right so to act with respect to such Trust Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

         "Owner" means each Person who is the beneficial owner of a Book-Entry Preferred Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

         "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.9.

         "Payment Account" means a segregated non-interest bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Debt Securities will be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Section 4.1.

         "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

         "Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit C.

         "Preferred Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount with respect to the assets of the Trust of $[__] and having the rights provided therefor in this Declaration of Trust, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Declaration of Trust solely in its capacity as Property Trustee of the Trust heretofore formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

         "Redemption Date" means, with respect to any Trust Security to be redeemed, each Debt Securities Redemption Date.

         "Redemption Price" means, with respect to any Trust Security, $[__] per Trust Security, plus accumulated and unpaid Distributions (including any Additional Sums) to the date of redemption.

         "Relevant Trustee" has the meaning specified in Section 8.9.

         "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.4.

         "Securityholder" has the same meaning as "Holder."

         "Special Event" means a Tax Event or an Investment Company Event.

         "Successor  Property  Trustee"  has the  meaning  specified  in Section
8.9(b).

         "Successor  Delaware  Trustee"  has the  meaning  specified  in Section
8.9(c).

         "Successor Securities" has the meaning specified in Section 9.5.

         "Tax Event" means the receipt by the Property Trustee, on behalf of the Trust, of an Opinion of Counsel, rendered by a law firm having a tax and securities practice (which Opinion of Counsel shall not have been rescinded by such law firm), to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of issuance of the Preferred Securities under this Declaration of Trust, there is more than an insubstantial risk in each case after the date thereof that (i) the Trust is, or will be within 90 days after the date thereof, subject to United States federal income tax with respect to income received or accrued on the Debt Securities,
(ii) interest payable by the Depositor on the Debt Securities is not, or will not be, within 90 days after the date hereof, deductible, in whole or in part, for United States federal income tax purposes or (iii) the Trust is, or will be within 90 days after the date thereof, subject to more than de minimus amount of other taxes, duties, assessments or other governmental charges.

         "Trust" means the Delaware statutory trust continued hereby and identified on the cover page of this Declaration of Trust.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trust Property" means (a) the Debt Securities, (b) any cash on deposit in, or owing to, the Payment Account and (c) all proceeds and rights in respect of the foregoing to be held by the Property Trustee pursuant to the terms of this Declaration of Trust for the benefit of the Securityholders.

         "Trust Security" means any one of the Common Securities or the Preferred Securities.

         "Trust Securities Certificate" means any one of the Common Securities Certificates, the Global Certificates or the Preferred Securities Certificates.

         "Trustees" means, collectively, the Property Trustee, the Delaware Trustee and the Administrative Trustees.

         "Underwriting Agreement" means the Underwriting Agreement, dated as of [______ __], 200[3] among the Trust, the Depositor, and the Underwriter(s) named therein.


                                    ARTICLE 2
                           ESTABLISHMENT OF THE TRUST

         SECTION 2.1. Name. The Trust created hereby shall be known as "Bowater Capital Trust [__]", as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         SECTION 2.2. Office of the Delaware Trustee; Principal Place of Business. The address of the Delaware Trustee in the State of Delaware is The Bank of New York (Delaware), 110 White Clay Center, Route 273, Newark, Delaware 19711, Attention: Corporate Trust Administration, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Securityholders and the Depositor. The principal executive office of the Trust is 55 East Camperdown Way (29601), P.O. Box 1028, Greenville, South Carolina 29602-1028.

         SECTION 2.3. Organizational Expenses. The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

         SECTION 2.4. Issuance of the Preferred Securities. On [______ __], 200[3], the Depositor and an Administrative Trustee on behalf of the Trust executed and delivered the Underwriting Agreement. On the Closing Date, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with
Section 5.2 and deliver to the Purchasers named in the Underwriting Agreement Preferred Securities Certificates, in an aggregate number of [__________]
Preferred Securities having an aggregate Liquidation Amount of $[__________], against receipt of the aggregate purchase price of such Preferred Securities of $[__________], which amount the Administrative Trustees shall promptly deliver to the Property Trustee.

         SECTION 2.5. Subscription and Purchase of Debt Securities; Issuance of the Common Securities. Contemporaneously with the execution and delivery of this Declaration of Trust, the Administrative Trustees, on behalf of the Trust, shall subscribe to and purchase from the Depositor the Debt Securities, registered in the name of the Property Trustee (in its capacity as such) and having an aggregate principal amount equal to $[__________], and, in satisfaction of the purchase price for such Debt Securities, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of $[__________]. Contemporaneously therewith, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2 and deliver to the Depositor the Common Securities Certificates registered in the name of the Depositor, in an aggregate number of [__________] Common Securities having an aggregate Liquidation Amount of [__________] against receipt of the aggregate purchase price of such Common Securities from the Depositor in the amount of $[__________].

         SECTION 2.6. Declaration of Trust. The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Debt Securities, (b) to distribute the Trust's income as provided in this Declaration of Trust and (c) to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Administrative Trustees shall take all actions on behalf of the Trust that are not specifically required by this Declaration of Trust to be taken by any other Trustee. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Statutory Trust Act.

         SECTION 2.7. Authorization to Enter into Certain Transactions. (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Declaration of Trust. Subject to the limitations set forth in Section 2.6 and paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Trustees shall have the exclusive power, duty and the authority to cause the Trust to engage in the following activities:

                  (i) As among the Trustees, each Administrative Trustee shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                           (A) to issue and sell the Trust Securities, provided,
                  however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided, further, that there shall be no interests in the Trust other than the Trust Securities, and the issuance of Trust Securities shall be limited to simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date, subject to the issuance of Trust Securities pursuant to Section 5.5 and Successor Securities pursuant to Section 9.5;

                           (B) to cause the Trust to enter into, and to execute,
                  deliver and perform on behalf of the Trust, any underwriting or purchase agreement and any Certificate Depositary Agreement and such other agreements as may be necessary or incidental to the purposes and function of the Trust;

                           (C) to assist in the  registration  of the  Preferred
                  Securities under the Securities Act of 1933, as amended (the "Securities Act"), and under other applicable securities or blue sky laws, and the qualification of this Declaration of Trust as a trust indenture under the Trust Indenture Act;

                           (D) to assist in the listing of the Preferred Securities upon such securities exchange or exchanges as shall be determined by the Depositor and the registration of the Preferred Securities under the Securities Exchange Act of
                  1934, as amended, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing (only to the extent that such listing or registration is requested by the Depositor or is required by law);

                           (E) to appoint a Paying Agent, a Securities Registrar
                  and  an   authenticating   agent  in   accordance   with  this
                  Declaration of Trust;

                           (F) to the extent  provided  in this  Declaration  of
                  Trust, to wind up the affairs of and liquidate the Trust and prepare, execute and file the certificate of cancellation with the Secretary of State of the State of Delaware;

                           (G) unless otherwise requested of the Depositor,  the
                  Property Trustee or the Administrative Trustees, or as otherwise required by the Delaware Statutory Trust Act or the Trust Indenture Act, to execute on behalf of the Trust (either acting alone or together with any other Administrative Trustees) any documents that the Administrative Trustees have the power to execute pursuant to this Declaration of Trust; and

                           (H) to take any action incidental to the foregoing as
                  the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Declaration of Trust including, but not limited to:

                                    (x) causing the Trust not to be deemed to be
                           an "investment company" required to be registered under the 1940 Act;

                                    (y) causing the Trust to be  classified  for
                           United States federal income tax purposes as a grantor trust; and

                                    (z) cooperating with the Depositor to ensure
                           that the Debt Securities will be treated as indebtedness of the Depositor for United States federal income tax purposes;

provided that such action does not adversely affect in any material respect the interests of Securityholders or the remaining Trustees except as otherwise provided in Section 10.2(a).

                  (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                           (A) the establishment of the Payment Account;

                           (B) the  receipt  of and  taking  title  to the  Debt
                  Securities;

                           (C) the  collection  of interest,  principal  and any
                  other payments made in respect of the Debt Securities in the Payment Account;

                           (D) the  distribution  from  the  Trust  Property  of
                  amounts owed to the Securityholders in respect of the Trust Securities in accordance with the Declaration of Trust;

                           (E) the  exercise  of all of the  rights,  powers and
                  privileges of a holder of the Debt Securities following an occurrence of an Event of Default;

                           (F) the sending of notices of default,  other notices
                  and other information regarding the Trust Securities and the Debt Securities to the Securityholders in accordance with this Declaration of Trust;

                           (G)  the   distribution  of  the  Trust  Property  in
                  accordance with the terms of this Declaration of Trust;

                           (H) to the extent  provided  in this  Declaration  of
                  Trust, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                           (I) after an Event of Default, the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration of Trust and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder);

                           (J) subject to this Section 2.7(a)(ii),  the Property
                  Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in
                  Section 2.7(a)(i); and

                           (K)  to  act  as  Paying  Agent   and/or   Securities
                  Registrar to the extent appointed as such hereunder.

         (b) So long as this Declaration of Trust remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trust shall not, and the Trustees shall not and shall cause the Trust not to (i) invest any proceeds received by the Trust from holding the Debt Securities (rather, the Trustees shall distribute all such proceeds to the Securityholders pursuant to the terms of this Declaration of Trust and the Trust Securities), (ii) acquire any investments or engage in any activities not authorized by this Declaration of Trust, (iii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iv) take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes, (v) make any loans or incur any indebtedness for borrowed money or issue any other debt, (vi) take or consent to any action that would result in the placement of a Lien on any of the Trust Property, (vii) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever except as permitted by the terms of this Declaration of Trust, or (viii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities. The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

         (c) In connection with the issue and sale of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following actions (and any actions taken by the Depositor in furtherance of the following prior to the date of this Declaration of Trust are hereby ratified and confirmed in all respects):

                  (i) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, any underwriting agreement or purchase agreement and any Certificate Depositary Agreement and such other agreements as may be necessary or incidental to the purposes and functions of the Trust;

                  (ii) to file with the Commission and to execute on behalf of the Trust a registration statement on the appropriate form in relation to the Preferred Securities, including any amendments thereto, and to file with the New York Stock Exchange or any other national stock exchange or The Nasdaq National Market or any other automated quotation system (each, an "Exchange") and execute on behalf of the Trust one or more listing applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on any of the Exchanges;

                  (iii) to determine the states and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States and foreign jurisdictions;

                  (iv) to the extent necessary, to prepare for filing by the Trust with the Commission and to execute on behalf of the Trust a registration statement on Form 8-A or any successor form relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, including any amendments thereto and to assist in the listing of the Preferred
         Securities upon such securities exchange or exchanges as shall be determined by the Depositor; and

                  (v) any other actions necessary or incidental to carry out any of the foregoing activities.

         (d) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the 1940 Act, or taxed as a corporation for United States federal income tax purposes and so that the Debt Securities will be treated as indebtedness of the Depositor for United States federal income tax purposes. In this connection, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Declaration of Trust (including amending any provision of this Declaration of Trust), that each of the Depositor and the Administrative Trustees determines in their discretion to be necessary or desirable for such purposes, so long as such action does not adversely affect in any material respect the interests of the Holders of the Preferred Securities except as otherwise provided in Section 10.2(a).

         SECTION 2.8. Assets of Trust. The assets of the Trust shall consist of only the Trust Property.

         SECTION 2.9. Title to Trust Property. Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Securityholders in accordance with this Declaration of Trust. Each Securityholder shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.


                                    ARTICLE 3
                                 PAYMENT ACCOUNT

         SECTION 3.1. Payment Account.

         (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Declaration of Trust. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

         (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Debt Securities. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.


                                    ARTICLE 4
                DISTRIBUTIONS; REDEMPTION; EXCHANGE; [CONVERSION]

         SECTION 4.1. Distributions.

         (a) Distributions on the Trust Securities shall be cumulative, and shall accrue from the date of original issuance of the Trust Securities, or the most recent Distribution Date (as defined below) and, except in the event that the Depositor exercises any right of the Depositor to defer the payment of interest on the Debt Securities pursuant to the Indenture, shall be payable [quarterly] in arrears on [__________, __________, __________ and __________] of
each year, commencing on __________, 200[3] (which dates correspond to the interest payment dates on the Debt Securities), when, as and if available for payment by the Property Trustee, as further described in paragraph (c) of this
Section 4.1. If any date on which Distributions are otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distributions shall be made on the next succeeding day that is a Business Day (and no interest shall accrue for the period from and after such date until the next succeeding Business Day) with the same force and effect as if made on such date (each date on which Distributions are payable in accordance with this Section 4.1(a), a "Distribution Date").

         (b) The Trust Securities represent undivided beneficial interests in the Trust Property, and the Distributions on the Trust Securities shall be payable at a rate of ____% per annum of the Liquidation Amount of the Trust Securities, such rate being the rate of interest payable on the Debt Securities to be held by the Property Trustee. The amount of Distributions payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. For periods less than a full quarter, Distributions shall reflect interest on Debt Securities computed on the basis of the actual number of elapsed days for any period based on a 360-day year of twelve 30-day months. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

         (c) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

         (d) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be the date which is the fifteenth day (whether or not a Business Day) next preceding such Distribution Date.

         SECTION 4.2. Redemption.

         (a) Upon any optional redemption (as set forth in the Indenture) of Debt Securities, the proceeds from such redemption shall be applied to redeem Trust Securities having an aggregate Liquidation Amount equal to the aggregate principal amount of the Debt Securities so redeemed by the Depositor, including pursuant to Section 4.4, at the Optional Redemption Price, and upon any mandatory redemption (as set forth in the Indenture) of Debt Securities, the proceeds from such redemption shall be applied to redeem Trust Securities having an aggregate Liquidation Amount equal to the aggregate principal amount of the Debt Securities so redeemed by the Depositor, at the Redemption Price.

         (b) Notice of redemption (which notice will be irrevocable) shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to the Depositor and each Holder of Trust Securities to be redeemed, at such Holder's address as it appears in the Securities Register. All notices of redemption shall state:

                  (i) the Redemption Date;

                  (ii) the Redemption Price or the Optional Redemption Price, as the case may be;

                  (iii) the CUSIP number;

                  (iv) if less than all of the Outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the particular Trust Securities to be redeemed;

                  (v) [(A) that a Holder of Preferred Securities who desires to convert such Preferred Securities called for redemption must satisfy the requirements for conversion contained in Section 4.3 below, and

                           (B) the conversion price];

                  (vi) that on the Redemption Date the Redemption Price or the Optional Redemption Price, as the case may be, will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accrue on and after said date; and

                  (vii) the place or places where such Trust Securities are to be surrendered for payment of the Redemption Price or the Optional Redemption Price, as the case may be.

         (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price or the Optional Redemption Price, as the case may be, with the proceeds from the contemporaneous redemption of Debt Securities. Redemptions of the Trust Securities shall be made and the Redemption Price or the Optional Redemption Price, as the case may be, shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price or the Optional Redemption Price, as the case may be.

         (d) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.2(c), the Property Trustee will, so long as and to the extent the Preferred Securities are in book-entry-only form, irrevocably deposit with the Clearing Agency for the Preferred Securities funds sufficient to pay the applicable Redemption Price. If the Preferred Securities are no longer in book-entry only form, the Property Trustee, subject to Section 4.2(c), will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price or Optional Redemption Price, as the case may be, on such Preferred Securities held in certificated form and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price or the Optional Redemption Price, as the case may be, to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then, upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the Redemption Price or the Optional Redemption Price, as the case may be, but without interest, and such Trust Securities will cease to be Outstanding. In the event that any date on which any Redemption Price or the Optional Redemption Price, as the case may be, is payable is not a Business Day, then payment of the Redemption Price or the Optional Redemption Price, as the case may be, payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date.

         (e) If less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Amounts) among the Common Securities and the Preferred Securities that are to be redeemed. The particular Preferred Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, by lot or by such other method as the Property Trustee shall deem customary and appropriate and which may provide for the selection for redemption of portions (equal to $[__] or an integral multiple of $[__] in excess thereof) of the Liquidation Amount of the Preferred Securities. The Property Trustee shall promptly notify the Securities Registrar and the conversion agent in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed; it being understood that, in the case of Preferred Securities registered in the name of and held of record by the Clearing Agency (or any successor) or any nominee, the distribution of the proceeds of such redemption will be made in accordance with the procedures of the Clearing Agency or its nominee. For all purposes of this Declaration of Trust, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Preferred Securities which has been or is to be redeemed. In the event of any redemption, the Trust shall not be required to (i) issue, register the transfer of or exchange any Preferred Security during a period beginning at the opening of business 15 days before any selection for redemption of Preferred Securities and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all holders of Preferred Securities to be so redeemed or (ii) register the transfer of or exchange on any Preferred Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Preferred Securities being redeemed in part.

         [SECTION 4.3. Conversion. Conversion provisions, if any, to be inserted here.]

         SECTION 4.4. Special Event Exchange or Redemption.

         (a) If a Special Event shall occur and be continuing, the Property Trustee shall direct the Conversion Agent to exchange all Outstanding Trust Securities for Debt Securities having a principal amount equal to the aggregate Liquidation Amount of the Trust Securities to be exchanged and with accrued interest in an amount equal to any unpaid Distribution (including any Additional Amounts) on the Trust Securities; provided, however, that, in the case of a Tax Event, the Depositor shall have the right to (i) direct that less than all, or none, as appropriate, of the Trust Securities be so exchanged, if and for so long as the Depositor (A) shall have elected to pay any Additional Sums, such that the amount received by Holders of Trust Securities not so exchanged in respect of Distributions and other distributions are not reduced as a result of such Tax Event, and (B) shall not have revoked any such election or failed to make such payments or (ii) cause the Trust Securities to be redeemed in the manner set forth below. If a Tax Event shall occur or be continuing, the Depositor shall have the right, upon not less than 30 nor more than 60 days' notice, to redeem the Debt Securities, in whole or in part, for cash upon the later of (i) 90 days following the occurrence of such Tax Event or (ii) __________ ___, 200[_]. Promptly following such redemption, Trust Securities with an aggregate Liquidation Amount equal to the aggregate principal amount of the Debt Securities so redeemed will be redeemed by the Trust at 100% of the principal amount thereof together with accrued and unpaid Distributions to the redemption date, on a pro rata basis.

         (b)      Notice  of any  exchange  pursuant  to  this  Section  4.4 (an
"Exchange Notice") of the Trust Securities, which Exchange Notice shall be irrevocable, will be given by the Property Trustee by first-class mail to the Depositor and to each record Holder of Trust Securities to be exchanged not fewer than 30 nor more than 60 days prior to the date fixed for exchange thereof. For purposes of the calculation of the date of exchange and the dates on which notices are given pursuant to this paragraph (b), an Exchange Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to each Holder. Each Exchange Notice shall be addressed to each Holder of Trust Securities at the address of such Holder appearing in the books and records of the Trust. Each Exchange Notice shall state: (A) the exchange date; (B) the aggregate Liquidation Amount and any unpaid Distributions (including any Additional Amounts) on the Trust Securities to be exchanged and the aggregate principal amount and any accrued interest on the Debt Securities to be exchanged therefor; (C) that on the exchange date the Trust Securities to be so exchanged shall be exchanged for Debt Securities and that Distributions on the Trust Securities so exchanged will cease to accumulate on and after said date; and (D) the identity of the Conversion Agent, if any, and the place or places where each Trust Certificate to be exchanged is to be surrendered in exchange for Debt Securities. No defect in the Exchange Notice or in the mailing thereof with respect to any Trust Security shall affect the validity of the exchange proceedings for any other Trust Security.

         (c) In the event that fewer than all the Outstanding Preferred Securities are to be exchanged, then, on the exchange date, (i) if all of the Outstanding Preferred Securities are represented by Definitive Preferred Securities Certificates, the particular Preferred Securities to be exchanged will be selected by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption or exchange on a pro rata basis,
(ii) if all of the Outstanding Preferred Securities are represented by Book-Entry Preferred Securities Certificates, the Property Trustee shall provide for the selection for exchange of a portion of the Global Certificate representing the Book-Entry Preferred Securities Certificates on a pro rata basis and (iii) if Outstanding Preferred Securities are represented by both Definitive Preferred Securities Certificates and Book-Entry Preferred Securities Certificates, the Property Trustee shall select the portion of the Global Certificate representing the Book-Entry Preferred Securities Certificates and the particular Outstanding Preferred Securities represented by Definitive Preferred Securities Certificates to be exchanged on a pro rata basis. In the case of clause (ii) or (iii) above, the particular Book-Entry Preferred Securities Certificates to be exchanged shall be selected in accordance with the applicable rules and procedures for the Clearing Agency in whose name, or whose nominee's name, such Global Certificate is then held. Any Preferred Securities Certificate that is to be exchanged only in part shall be surrendered with due endorsement or by a written instrument of transfer fully executed by the Holder thereof (or its attorney duly authorized in writing) and the Trust shall prepare and deliver to such Holder, without service charge, a new Preferred Securities Certificate or Certificates in aggregate stated Liquidation Amount equal to, and in exchange for, the unredeemed portion of the Preferred Securities Certificate so surrendered. The Common Securities shall be exchanged in a similar manner.

         (d) In the event of an exchange pursuant to this Section 4.4, on the date fixed for any such exchange, (i) if the Preferred Securities are represented by Book-Entry Preferred Securities Certificates, the Clearing Agency of its nominee, as the record Holder of such Preferred Securities, will exchange through the Conversion Agent the Global Certificate representing the Preferred Securities to be exchanged for a registered Global Certificate or certificates representing the Debt Securities to be delivered upon such exchange, (ii) if the Preferred Securities are represented by Definitive Preferred Securities Certificates, the certificates representing the Preferred Securities to be so exchanged will be deemed to represent Debt Securities having a principal amount equal to the aggregate stated Liquidation Amount of such Preferred Securities until such certificates are presented to the Conversion Agent for exchange for definitive certificates representing Debt Securities and (iii) all rights of the Holders of the Preferred Securities so exchanged will cease, except for the right of such Holders to receive Debt Securities. The Common Securities shall be exchanged in a similar manner.

         (e)      Each Holder, by becoming a party to this Agreement pursuant to
Section 10.11 of this Agreement, will be deemed to have agreed to be bound by these exchange provisions in regard to the exchange of Trust Securities for Debt Securities pursuant to the terms described above.

         (f) Nothing in this Section 4.4 or in any other provision of this Declaration of Trust shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities, as set forth in this Agreement or under applicable law or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

         (g) An exchange of Trust Securities for Debt Securities pursuant to this Section 4.4 shall be made to Holders of Trust Securities as they appear on the Securities Register for Trust Securities on the relevant record date, which shall be the date which is the fifteenth day (whether or not a Business
Day) preceding the exchange date.

         SECTION 4.5. Subordination of Common Securities. Payment of Distributions (including any Additional Amounts and Additional Sums, if applicable) on, and the Redemption Price of, the Trust Securities, as applicable, shall be made pro rata based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date an Event of Default shall have occurred and be continuing, no payment of any Distribution (including any Additional Amounts and Additional Sums, if applicable) on, or the Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including any Additional Amounts and Additional Sums, if applicable) on all Outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including any Additional Amounts and Additional Sums, if applicable) on, or the Redemption Price of, Preferred Securities then due and payable.

         SECTION 4.6. Payment Procedures. Payments in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, in accordance with any Certificate Depositary Agreement on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

         SECTION 4.7. Tax Returns and Reports. The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor's expense, and file (or cause to be filed) all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared or filed) Form 1041 or the appropriate Internal Revenue

Service form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Security holder a Form 1099 or the appropriate Internal Revenue Service form required to be furnished to such Securityholder or the information required to be provided on such form. The Administrative Trustees shall provide (or cause to be provided) the Depositor and the Property Trustee with a copy of all such returns, reports and schedules promptly after such filing or furnishing. The Administrative Trustees shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

         SECTION 4.8. Payment of Taxes, Duties, Etc. of the Trust. Upon receipt under the Debt Securities of Additional Sums, the Property Trustee, upon receipt of written notice from the Depositor or the Administrative Trustees, shall promptly pay from such Additional Sums any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes), as indicated in such notice, imposed on the Trust by the United States or any other taxing authority.

         SECTION 4.9. Payments under Indenture. Any amount payable hereunder to any Holder of Preferred Securities (and any Owner with respect thereto) shall be reduced by the amount of any corresponding payment such Holder (or Owner) has directly received pursuant to Section 5.08 of the Indenture in accordance with the terms of Section 6.8 hereof.

                                    ARTICLE 5
                          TRUST SECURITIES CERTIFICATES

         SECTION 5.1. Initial Ownership. Upon the formation of the Trust and until the issuance of the Trust Securities, and at any time during which no Trust Securities are Outstanding, the Depositor shall be the sole beneficial owner of the Trust.

         [SECTION 5.2. The Trust Securities Certificates. The Preferred Securities Certificates shall be issued in minimum denominations of $[__] Liquidation Amount and integral multiples of $[__] in excess thereof, and the Common Securities Certificates shall be issued in denominations of $[__] Liquidation Amount and integral multiples thereof. The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust. Initially the Preferred Securities will be represented by a certificate registered in the Securities Register in the name of a Clearing Agency or a nominee thereof, in global form (the "Global Certificate"). The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee and the Preferred Securities Certificates shall be authenticated by the Property Trustee. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Declaration of Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.4.

         SECTION 5.3. Delivery of Trust Securities Certificates. On the Closing Date, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.4 and 2.5, to be executed on behalf of the Trust and delivered to or upon the written order of the Depositor, signed by its Chairman of the Board, any Vice Chairman, its President, or any Vice President, Treasurer or Assistant Treasurer or Controller without further corporate action by the Depositor, in authorized denominations.

         A Common Securities Certificate shall not be valid until executed by at least one Administrative Trustee. A Preferred Securities Certificate shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Preferred Securities Certificate has been authenticated under this Declaration of Trust. Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Preferred Securities Certificates for original issue.

         The Property Trustee may appoint an authenticating agent acceptable to the Administrative Trustees to authenticate Preferred Securities Certificates. An authenticating agent may authenticate Preferred Securities Certificates whenever the Property Trustee may do so. Each reference in this Declaration of Trust to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Depositor or an Affiliate with respect to the authentication of Preferred Securities.

         SECTION 5.4. Registration of Transfer and Exchange of Preferred Securities. The securities registrar appointed with respect to the Preferred Securities (the "Securities Registrar") shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.8, a securities register (the "Securities Register") in which, subject to such reasonable regulations as it may prescribe, the Securities Registrar shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates (subject to
Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Property Trustee shall be the initial Securities Registrar.

         Upon surrender for registration of transfer of any Preferred Security at an office or agency of the Depositor designated pursuant to Section 5.8 for such purpose, the Depositor shall execute, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities of any authorized denominations and of a like aggregate principal amount.

         At the option of the Holder, and subject to the other provisions of this Section 5.4, Preferred Securities may be exchanged for other Preferred Securities of any authorized denomination and of a like Liquidation Amount, upon surrender of the Preferred Securities to be exchanged at any such office or agency. Whenever any Preferred Securities are so surrendered for exchange, the Depositor shall execute, and the Property Trustee shall authenticate and deliver, the Preferred Securities which the Holder making the exchange is entitled to receive.

         All Preferred Securities issued upon any registration of transfer or exchange of Preferred Securities shall be the valid obligations of the Trust, evidencing the same rights, and entitled to the same benefits under this Declaration of Trust, as the Securities surrendered upon such registration of transfer or exchange.

         Every Preferred Security presented or surrendered for registration of transfer or for exchange shall (if so requested by the Depositor or the Securities Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Depositor and the Securities Registrar duly executed, by the Holder thereof or such Holder's attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with (and as a condition to) any transfer or exchange of Preferred Securities Certificates.

         SECTION 5.5. Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates. If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a protected purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute and make available for authentication, where applicable, and delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicative Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

         SECTION 5.6. Persons Deemed Securityholders. The Property Trustee and the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Property Trustee nor the Securities Registrar shall be bound by any notice to the contrary.

         SECTION 5.7. Access to List of Securityholders' Names and Addresses. The Administrative Trustees or the Depositor shall furnish or cause to be furnished to the Property Trustee (unless the Property Trustee is acting as Securities Registrar with respect to the Trust Securities under this Declaration of Trust) (a) semi-annually, on or before [__________] and [__________] of each year, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Securityholders ("List of Holders") as of a date not more than 15 days prior to delivery thereof, and (b) at such other times as the Property Trustee may request in writing, within 30 days after receipt by the Depositor of any such request, a List of Holders as of a date not more than 15 days prior to delivery thereof, in each case to the extent such information is in the possession or control of the Administrative Trustees or the Depositor and is not identical to a previously supplied list or has not otherwise been received by the Property Trustee in its capacity as Securities Registrar. The rights of Securityholders to communicate with other Securityholders with respect to their rights under this Declaration of Trust or under the Trust Securities, and the corresponding rights of the Trustee shall be as provided in the Trust Indenture Act, except to the extent Section 3819 of the Delaware Statutory Trust Act would require greater access to such information, in which case the latter shall apply. Each Holder, by receiving and holding a Trust Securities Certificate, and each Owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 5.8. Maintenance of Office or Agency. The Securities Registrar shall maintain in The City of New York an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer, exchange or conversion and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Securities Registrar initially designates [_____________________, _______________, _______________], Attention: [Corporate Trust Services], as its
principal corporate trust office for such purposes. The Securities Registrar shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

         SECTION 5.9. Appointment of Paying Agent. In the event that the Preferred Securities are not in book-entry form only, the Trust shall maintain in the Borough of Manhattan, The City of New York, an office or agency (the "Paying Agent") where the Preferred Securities may be presented for payment. The Paying Agent shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Property
Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Declaration of Trust in any material respect. The Paying Agent shall initially be the Property Trustee, and any co-paying agent chosen by the Property Trustee and acceptable to the Administrative Trustees and the Depositor in their sole discretion. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee and the Depositor. In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor that is reasonably acceptable to the Property Trustee and the Depositor to act as Paying Agent (which shall be a bank or trust company). Each successor Paying Agent or any additional Paying Agent shall agree with the Trustees that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to each Securityholder. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1, 8.3 and 8.6 shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         SECTION 5.10. Ownership of Common Securities by Depositor. On the Closing Date, the Depositor shall acquire and retain beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, any attempted transfer of the Common Securities shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE".

         SECTION 5.11.     Global  Securities;  Non-Global  Securities;   Common
Securities Certificate.

         (a) Each Global Certificate authenticated under this Declaration of Trust shall be registered in the name of the Clearing Agency designated by the Depositor for such Global Certificate or a nominee thereof and delivered to such Clearing Agency or a nominee thereof or custodian therefor, and each such Global Certificate shall constitute a Preferred Security for all purposes of this Declaration of Trust.

         (b) If a Global Certificate is to be exchanged for Preferred Securities Certificates or cancelled in whole, it shall be surrendered by or on behalf of the Clearing Agency, its nominee or custodian to the Property Trustee, as Securities Registrar, for exchange or cancellation as provided in this
Article 5. If any Global Certificate is to be exchanged for Preferred Securities Certificates or cancelled in part, or if another Preferred Security is to be exchanged in whole or in part for a beneficial interest in any Global Certificate, in each case, as provided in Section 5.4, then either (i) such Global Certificate shall be so surrendered for exchange or cancellation as provided in this Article 5 or (ii) the Liquidation Amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such Preferred Security Certificates to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Property Trustee, as Securities Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Certificate, the Property Trustee shall, subject to Section 5.4 and as otherwise provided in this
Article 5, authenticate and deliver any Preferred Securities issuable in exchange for such Global Certificate (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Clearing Agency or its authorized representative.

         Upon the request of the Property Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Depositor shall cause as promptly as practicable to be made available to the Property Trustee a reasonable supply of Preferred Securities that are not in the form of Global Certificates. The Property Trustee shall be entitled to rely upon any order, direction or request of the Clearing Agency or its authorized representative which is given or made pursuant to this Article 5 if such order, direction or request is given or made in accordance with the Applicable Procedures.

         (c) Every Preferred Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Certificate or any portion thereof, whether pursuant to this Article 5 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Certificate, unless such Preferred Security is registered in the name of a Person other than the Clearing Agency for such Global Certificate or a nominee thereof.

         (d) The Clearing Agency or its nominee, as registered owner of a Global Certificate, shall be the holder of such Global Certificate for all purposes under the Declaration of Trust and the Preferred Securities, and owners of beneficial interests in a Global Certificate shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such Owner's beneficial interest in a Global Certificate will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Clearing Agency or its nominee or its participants and such owners of beneficial interests in a Global Certificate will not be considered the owners or holders of such Global Certificate for any purpose of this Declaration of Trust or the Preferred Securities.

         (e) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

         SECTION 5.12. Notices to Clearing Agency. To the extent that a notice or other communication to the Owners is required under this Declaration of Trust, unless and until Definitive Preferred Securities Certificates shall have been issued to Owners pursuant to Section 5.13, the Administrative Trustees and the Property Trustee shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to provide notices directly to the Owners.

         SECTION 5.13. Definitive Preferred Securities Certificates. Notwithstanding any other provision in this Declaration of Trust, no Global Certificate may be exchanged in whole or in part for Preferred Securities registered, and no transfer of a Global Certificate in whole or in part may be registered, in the name of any Person other than the Clearing Agency for such Global Certificate or a nominee thereof unless (i) such Clearing Agency (A) has notified the Depositor that it is unwilling or unable to continue as Clearing Agency for such Global Certificate or (B) has ceased to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended, and in either case the Trust and the Depositor thereupon fails to appoint a successor Clearing Agency, (ii) the Depositor, at its option, notifies the Property Trustee in writing that it elects to cause the issuance of the Preferred Securities in certificated form or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default. In all cases, Preferred Securities Certificates delivered in exchange for any Global Certificate or beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by or on behalf of the Clearing Agency (in accordance with its customary procedures).]

         SECTION 5.14. Rights of Securityholders. The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration of Trust. The Trust Securities shall have no preemptive or similar rights and, when issued and delivered to Securityholders against payment of the purchase price therefor, will be fully paid and nonassessable by the Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.


                                    ARTICLE 6
                    ACT OF SECURITYHOLDERS; MEETINGS; VOTING

         [SECTION 6.1. Limitations on Voting Rights.

         (a) Except as provided in this Section, in Sections 8.9 and 10.2 and in the Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

         (b) Subject to Section 8.2 hereof, if an Event of Default with respect to the Preferred Securities has occurred and been subsequently cured, waived or otherwise eliminated, the provisions of Section 6.1(b)(ii) hereof shall apply. During (x) the period commencing on the date of the occurrence of an Event of Default with respect to the Preferred Securities and ending on the date when such Event of Default is cured, waived or otherwise eliminated, or (y) any period not described in either the preceding sentence or the preceding clause (x), the provisions of Section 6.1(b)(i) shall apply.

                  (i) The holders of a majority in aggregate Liquidation Amount of the Preferred Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to exercise any trust or power conferred upon the Property Trustee under the Declaration of Trust, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debt Securities but excluding the right to direct the Property Trustee to consent to an amendment, modification or termination of the Indenture (which shall be as provided below). So long as any Debt Securities are held by the Property Trustee, the Administrative Trustees and the Property Trustee shall not (A) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or executing any trust or power conferred on the Indenture Trustee with respect to such Debt Securities, (B) waive any past default which is waivable under Section
         5.13 of the Indenture, (C) exercise any right to rescind or annul a declaration that the principal of all the Debt Securities shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debt Securities, where such consent shall be required, without, in the case of each of clauses (A) through
         (D), obtaining the prior approval of the Holders of a majority in aggregate Liquidation Amount of all Outstanding Preferred Securities (except in the case of clause (D), which approval, in the event that no Event of Default shall have occurred and be continuing, shall be by a majority in aggregate Liquidation Amount of all Outstanding Trust Securities, voting together as a single class); provided, however, that where a consent under the Indenture would require the consent of each holder of Debt Securities affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Administrative Trustees and the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities, except by a subsequent vote of the Holders of the Preferred Securities. The Property Trustee shall notify all Holders of record of the Preferred Securities of any notice of default received from the Indenture Trustee with respect to the Debt Securities. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation or partnership for United States federal income tax purposes on account of such action, and the Depositor shall reimburse the Trustees for the reasonable expenses incurred by the Trustees in obtaining such Opinion of Counsel.

                  (ii) Subject to Section 8.2 of this Declaration of Trust and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated, the holders of a majority in aggregate Liquidation Amount of the Common Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to exercise any trust or power conferred upon the Property Trustee under the Declaration of Trust, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debt Securities but excluding the right to direct the Property Trustee to consent to an amendment, modification or termination of the Indenture (which shall be as provided below). So long as any Debt Securities are held by the Property Trustee, the Trustees shall not (A) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or executing any trust or power conferred on the Indenture Trustee with respect to such Debt Securities, (B) waive any past default which is waivable under Section
         5.13 of the Indenture, (C) exercise any right to rescind or annul a declaration that the principal of all the Debt Securities shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debt Securities, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in aggregate Liquidation Amount of all Common Securities (except in the case of clause (D), which approval, in the event that no Event of Default shall have occurred and be continuing, shall be by a majority in aggregate Liquidation Amount of all Outstanding Trust Securities, voting together as a single class); provided, however, that where a consent under the Indenture would require the consent of each holder of Debt Securities affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Common Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities, except by a subsequent vote of the Holders of the Common Securities. The Property Trustee shall notify all Holders of record of the Common Securities of any notice of default received from the Indenture Trustee with respect to the Debt Securities. In addition to obtaining the foregoing approvals of the Holders of the Common Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation or partnership for United States federal income tax purposes on account of such action, and the Depositor shall reimburse the Trustees for the reasonable expenses incurred by the Trustees in obtaining such Opinion of Counsel.

         (c) If any proposed amendment to the Declaration of Trust provides for, or the Trustees otherwise propose to effect the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Declaration of Trust, then the Holders of Outstanding Preferred Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of [___]% in aggregate Liquidation Amount of the Outstanding Preferred Securities.]

         SECTION 6.2. Notice of Meetings. Notice of all meetings of the Holders of the Preferred Securities, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 10.8 to each Preferred Securityholder of record, at its registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

         SECTION 6.3. Meetings of Preferred Securityholders. No annual meeting of Securityholders is required to be held. [The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Preferred Securityholders of record of 25% of the Preferred Securities (based upon their Liquidation Amount) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of the Holders of Preferred Securities to vote on any matters as to which such Holders are entitled to vote.]

         Holders of record of 50% of the Preferred Securities (based upon their Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

         If a quorum is present at a meeting, an affirmative vote by the Holders of record of Preferred Securities present, in person or by proxy, holding more than a majority of the Preferred Securities (based upon their Liquidation Amount) held by Holders of record of Preferred Securities present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Declaration of Trust requires a greater number of affirmative votes.

         [SECTION 6.4. Voting Rights. Securityholders shall be entitled to one vote for each $[__] of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote. Notwithstanding that holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned at such time by the Depositor, the Trustees or any affiliate of any Trustee shall, for purposes of such vote or consent, be treated as if such Preferred Securities were not outstanding.]

         SECTION 6.5. Proxies, Etc. At any meeting of Securityholders, any Securityholders entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or represented by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities.

         SECTION 6.6. Securityholder Action by Written Consent. Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding more than [a majority] of all Outstanding Trust Securities (based upon their Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust) shall consent to the action in writing.

         SECTION 6.7. Record Date for Voting and Other Purposes. For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Declaration of Trust, or for the purpose of any other action, the Property Trustee may from time to time fix a date, not more than 90 days (or such lesser period as may be required by law) prior to the date of any meeting of Securityholders or the payment of Distributions or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

         SECTION 6.8. Acts of Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Declaration of Trust to be given, made or taken by Securityholders or Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders or Owners in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders or Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Declaration of Trust and (subject to Section 8.1) conclusive in favor of the Trustees, if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than the signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of the signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

         The ownership of Preferred Securities shall be proved by the Securities Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

         Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

         If any dispute shall arise between the Securityholders and the Administrative Trustees or among such Securityholders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, proxy, waiver or other Act of such Securityholder or Trustee under this Article 6, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

         Upon the occurrence and continuation of an Event of Default, the holders of Preferred Securities shall rely on the enforcement by the Property Trustee of its rights as holder of the Debt Securities against the Depositor. If the Property Trustee fails to enforce its rights as holder of the Debt

Securities after a request therefor by a holder of Preferred Securities, such holder may, to the fullest extent permitted by law, proceed to enforce such rights directly against the Depositor. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Depositor to pay interest or principal on the Debt Securities on the date such interest or principal is otherwise payable (or in the case of redemption, on the Redemption Date), then a holder of Preferred Securities shall have the right to institute a proceeding directly against the Depositor, for enforcement of payment to such holder of the principal amount of or interest on Debt Securities having a principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such holder after the respective due date specified in the Debt Securities (a "Direct Action"). In connection with any such Direct Action, the rights of the Depositor will be subrogated to the rights of any holder of the Preferred Securities to the extent of any payment made by the Depositor to such holder of Preferred Securities as a result of such Direct Action.

         A Securityholder may institute a legal proceeding directly against the Depositor under the Guarantee to enforce its rights under the Guarantee without first instituting a legal proceeding against the Guarantee Trustee (as defined in the Guarantee), the Trust or any Person or entity.

         SECTION 6.9. Inspection of Records. Upon reasonable notice to the Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                    ARTICLE 7
                         REPRESENTATIONS AND WARRANTIES

         SECTION 7.1. Representations and Warranties of the Property Trustee and the Delaware Trustee. The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Securityholders that (each such representation and warranty made by the Property Trustee and the Delaware Trustee being made only with respect to itself):

         (a) the Property Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States;

         (b) the Delaware Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

         (c) each of the Property Trustee and the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Declaration of Trust and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration of Trust;

         (d) this Declaration of Trust has been duly authorized, executed and delivered by the Property Trustee and constitutes the valid and legally binding agreement of the Property Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         (e) this Declaration of Trust has been duly authorized, executed and delivered by the Delaware trustee under Delaware law (excluding tax and securities laws) and constitutes the valid and legally binding agreement of the

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

Delaware trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         (f) the execution, delivery and performance by the Property Trustee of this Declaration of Trust have been duly authorized by all necessary corporate or other action on the part of the Property Trustee and do not require any approval of stockholders of the Property Trustee and such execution, delivery and performance will not (i) violate the Property Trustee's charter or by-laws, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee is a party or by which it is bound, or
(iii) to the Property Trustee's knowledge violate any law, governmental rule or regulation of the United States or the State of New York as the case may be, governing the banking, corporate, or trust powers of the Property Trustee or the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee or the Delaware Trustee;

         (g) the execution, delivery and performance by the Delaware Trustee of this Declaration of Trust have been duly authorized by all necessary corporate or other action on the part of the Delaware Trustee and do not require any approval of stockholders of the Delaware Trustee and such execution, delivery and performance will not (i) violate the Delaware Trustee's charter or by-laws, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Delaware Trustee is a party or by which it is bound, or
(iii) to the Delaware Trustee's knowledge violate any law, governmental rule or regulation of the United States or the State of Delaware as the case may be;

         (h) neither the authorization, execution or delivery by the Property Trustee of this Declaration of Trust nor the consummation of any of the transactions by the Property Trustee contemplated herein or therein to its knowledge requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any governmental authority or agency under any existing federal law governing the banking, corporate or trust powers of the Property Trustee under the laws of the United States or the State of New York (excluding any securities laws of any jurisdiction);

         (i) neither the authorization, execution or delivery by the Delaware Trustee of this Declaration of Trust nor the consummation of any of the transactions by the Delaware Trustee contemplated herein or therein to its knowledge requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any governmental authority or agency under any existing federal law governing the banking, corporate or trust powers of the Delaware Trustee under the laws of the United States or the State of Delaware (excluding any securities laws of any jurisdiction);

         (j) there are no proceedings pending or, to the best of each of the Property Trustee's and the Delaware Trustee's knowledge, threatened against or affecting the Property Trustee or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Property Trustee or the Delaware Trustee, as the case may be, to enter into or perform its obligations as one of the Trustees under this Declaration of Trust.

         SECTION 7.2. Representations and Warranties of Depositor. The Depositor hereby represents and warrants for the benefit of the Securityholders that:

         (a) the Trust Securities Certificates issued on the Closing Date on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Declaration of Trust and the Securityholders will be, as of such date, entitled to the benefits of this Declaration of Trust; and

         (b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Property Trustee or the Delaware Trustee, as the case may be, of this Declaration of Trust.

                                    ARTICLE 8
                                  THE TRUSTEES

         SECTION 8.1. Certain Duties and Responsibilities.

         (a) The duties and responsibilities of the Trustees shall be as provided by this Declaration of Trust and, in the case of the Property Trustee, by the Trust Indenture Act. The Property Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties and obligations as are specifically set forth in this Declaration of Trust and the Trust Indenture Act and no implied covenants shall be read into this Declaration of Trust against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 8.2) of which a responsible officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such rights and powers vested in it by this Declaration of Trust and the Trust Indenture Act, and use the same degree of care and skill in its exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs. Notwithstanding the foregoing, no provision of this Declaration of Trust shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Declaration of Trust relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section. Nothing in this Declaration of Trust shall be construed to release the Administrative Trustees or the Delaware Trustee from liability for their own grossly negligent action, their own grossly negligent failure to act, or their own willful misconduct. To the extent that, at law or in equity, an Administrative Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, such Administrative Trustee shall not be liable to the Trust or to any Securityholder for such Administrative Trustee's good faith reliance on the provisions of this Declaration of Trust or advice of counsel. The provisions of this Declaration of Trust, to the extent that they restrict the duties and liabilities of the Administrative Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Administrative Trustees.

         (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This
Section 8.1(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration of Trust or, in the case of the Property Trustee, in the Trust Indenture Act.

         (c) No provision of this Declaration of Trust shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration of Trust;

                  (iii) the Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Debt Securities and the Payment Account shall be to deal with such property as fiduciary assets, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration of Trust and the Trust Indenture Act;

                  (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law; and

                  (v) neither the Property Trustee nor the Administrative Trustees shall be responsible for monitoring each other's compliance or the compliance of the Depositor with their respective duties under this Declaration of Trust, nor shall the Property Trustee or the
         Administrative Trustees be liable for each other's default or misconduct or that of the Depositor.

         SECTION 8.2. Notice of Defaults.

         (a) Within ten days after the occurrence of any Event of Default actually known to the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such Event of Default to the holders of Preferred Securities, the Administrative Trustees and the Depositor, unless such Event of Default shall have been cured or waived, provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debt Securities, the Property Trustee shall be protected in withholding such notice if and so long as the Board of Directors, the executive committee, or a trust committee of directors and/or responsible officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Preferred Securities.

         (b) Within ten days after the receipt of notice of the Depositor's exercise of its right to extend the interest payment period for the Debt Securities pursuant to the Indenture, the Property Trustee shall transmit, in

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

the manner and to the extent provided in Section 10.8, notice of such exercise to the Securityholders, unless such exercise shall have been revoked.

         (c) The Holders of a majority in Liquidation Amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Debt Securities Event of
Default:

                  (i) is not waivable under the Indenture, the Event of Default under the Declaration of Trust shall also not be waivable; or

                  (ii)  requires  the consent or vote of greater than a majority in principal amount of the holders of the Debt Securities (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration of Trust may only be waived by the vote of the Holders of the same proportion in Liquidation Amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debt Securities outstanding.

         The provisions of Section 6.1(b) and this Section 8.2(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration of Trust and the Preferred Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration of Trust, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration of Trust without any further act, vote, or consent of the Holders of the Common Securities.

         (d) The Holders of a majority in Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Debt Securities Event of
Default:

                  (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 8.2(d), the Event of Default under the Declaration of Trust shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration of Trust as provided below in this Section 8.2(d), the Event of Default under the Declaration of Trust may only be waived by the vote of the Holders of the same proportion in Liquidation Amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debt Securities outstanding;

provided further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The provisions of Section 6.1(b) and this Section 8.2(d) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such
Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration of Trust and the Preferred Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 8.2(d), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration of Trust, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

         (e) A waiver of a Debt Securities Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration of Trust. The foregoing provisions of this Section 8.2(e) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such
Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration of Trust and the Preferred Securities, as permitted by the Trust Indenture Act.

         (f) The Holders of a majority in liquidation amount of Preferred Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee, including the right to direct the Property Trustee to exercise the remedies available to it as holder of the Debt Securities; provided, however, that the Property Trustee shall have the right to decline to follow any such direction if the Property Trustee shall determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction or if the Property Trustee, being advised by counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Property Trustee, in good faith, by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or responsible officers, shall determine that the action or proceedings so directed would involve the Property Trustee in personal liability. If the Property Trustee fails to enforce its rights under the Debt Securities after the Holders of a majority in liquidation amount of the Preferred Securities have so directed the Property Trustee, a holder of record of such Preferred Securities may, to the fullest extent permitted by law, institute a legal proceeding against the Depositor to enforce the Property Trustee's rights under the Debt Securities without first instituting any legal proceeding against the Property Trustee or any other Person.

         SECTION 8.3.  Certain  Rights  of  Property  Trustee.   Subject  to the
provisions of Section 8.1:

         (a) the Property Trustee may conclusively rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) if no Event of Default has occurred and is continuing and, (i) in performing its duties under this Declaration of Trust the Property Trustee is required to decide between alternative courses of action or (ii) in construing any of the provisions in this Declaration of Trust the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or
(iii) the Property Trustee is unsure of the application of any provision of this Declaration of Trust, then, except as to any matter as to which the Holders of Preferred Securities are entitled to vote under the terms of this Declaration of Trust, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within twenty Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than five Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Declaration of Trust as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

         (c) any direction or act of the Depositor or the Administrative Trustees contemplated by this Declaration of Trust shall be sufficiently evidenced by an Officers' Certificate;

         (d) whenever in the administration of this Declaration of Trust, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of willful misconduct on its part, request and rely upon an Officers' Certificate and an Opinion of Counsel which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

         (e) the Property Trustee shall have no duty to accomplish any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

         (f) the Property Trustee may consult with counsel of its selection (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; and the Property Trustee shall have the right at any time, upon prior notice to the Depositor, to seek instructions concerning the administration of this Declaration of Trust from any court of competent jurisdiction;

         (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration of Trust at the request or direction of any of the Securityholders pursuant to this Declaration of Trust, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolutions, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by Holders of record of 25% or more of the Preferred Securities (based upon their Liquidation Amount), but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation (except to the extent that such liability is the result of the Property Trustee's own negligence), and the Depositor shall reimburse the Property Trustee upon request for reasonable expenses incurred by the Property Trustee in any such inquiry or investigation;

         (i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys or an Affiliate, provided that the Property Trustee shall be responsible for its own negligence, recklessness or bad faith with respect to selection of any agent or attorney appointed by it hereunder;

         (j) whenever in the administration of this Declaration of Trust the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Trust Securities, which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and
(iii) shall be protected in acting in accordance with such instructions;

         (k) except as otherwise expressly provided by this Declaration of Trust, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration of Trust;

         (l) the Property Trustee may request that the Trust deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Declaration of Trust, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

         (m) the rights, privileges, protections, immunities and benefits given to the Property Trustee, including, without limitation, its rights to be indemnified, are extended to, and shall be enforceable by, the Property Trustee in each of its capacities hereunder, and to each agent, custodian or other Person employed to act hereunder.

         No provision of this Declaration of Trust shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

         SECTION 8.4. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Trust Securities Certificates shall not be taken as the statements of the Trustees, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Debt Securities.

         SECTION 8.5. Trustee May Hold Securities. Except as provided in the definition of the term "Outstanding" in Article 1, any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Section 8.8 and 8.12, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

         SECTION 8.6. Compensation; Indemnity; Fees. The Depositor agrees:

         (a) to pay the Trustees from time to time such compensation for all services rendered by them hereunder as the parties shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

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

         (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration of Trust (including the reasonable compensation and the expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as may be determined to have been caused by its gross negligence (or, in the case of the Property Trustee, ordinary negligence), willful misconduct or bad faith;

         (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee,
(iii) any officer, director, shareholder, employee, representative or agent of any Trustee, and (iv) any employee or agent of the Trust or its Affiliates (referred to herein as an "Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration of Trust, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, ordinary negligence), willful misconduct or bad faith with respect to such acts or omissions; and

         (d) no Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.6.

         The provisions of this Section 8.6 shall survive the termination of this Declaration of Trust and the resignation or removal of the Trustees.

         SECTION 8.7. Property Trustee Required; Eligibility of Trustees.

         (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         (b)      There  shall  at  all  times  be one  or  more  Administrative
Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

         (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall be either (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

         SECTION 8.8. Conflicting Interests. If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Declaration of Trust. The Property Trustee's services as Trustee under the Guarantee and as Indenture Trustee shall not be deemed to constitute a conflicting interest.

         SECTION 8.9. Resignation and Removal; Appointment of Successor.

         (a) Subject to Sections 8.9(b) and 8.9(c), any Trustee (the "Relevant Trustee") may be appointed, removed or replaced without cause at any time:

                  (i) until the issuance of any Trust Securities, by written instrument executed by the Depositor;

                  (ii) after the issuance of any Securities, (and as long as no Event of Default has occurred and is continuing) , by vote of the Holders of [a majority] in Liquidation Amount of the Common Securities voting as a class; and

                  (iii) after the issuance of any Securities and if an Event of Default has occurred and is continuing, and only with respect to the Property Trustee and the Delaware Trustee, by vote of the Holders of [a majority] in Liquidation Amount of the Preferred Securities voting as a class.

         (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 8.9(a) until a successor possessing the qualifications to act as a Property Trustee under Section 8.7 (a "Successor Property Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Depositor and the removed Property Trustee.

         (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 8.9(a) until a successor possessing the qualifications to act as Delaware Trustee under Section 8.7 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Depositor and the removed Delaware Trustee.

         (d) A Trustee appointed to office shall hold office until his, her or its successor shall have been appointed or until his, her or its death, removal, resignation, dissolution or liquidation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Depositor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                           (1) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                           (2)  until  the   assets  of  the  Trust   have  been
                  completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Depositor and the resigning Delaware Trustee.

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

         (e) The Holders of the Common Securities or Preferred Securities, as applicable, shall use their best efforts promptly to appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with Section 8.9(d).

         (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
8.9 within 60 days after delivery pursuant to this Section 8.9 of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         (g) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         (h) The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.8 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

         (i) Notwithstanding the foregoing or any other provision of this Declaration of Trust, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of the remaining Administrative Trustees if there are at least two of them or (b) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees or the Delaware Trustee, as the case may be, set forth in Section 8.7).

         (j) The indemnity provided to a Trustee under Section 8.6 shall survive any Trustee's resignation or removal.

         SECTION 8.10. Acceptance of Appointment by Successor. In case of the appointment hereunder of a successor Trustee, such successor Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Depositor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and, if the Property Trustee is the resigning Trustee, shall duly assign, transfer and deliver to the Successor Property Trustee all property and money held by such retiring Property Trustee hereunder.

         In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with

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

all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder.

         Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

         No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

         SECTION 8.11. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Property Trustee, the Delaware Trustee or any Administrative Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         SECTION 8.12. Preferential Collection of Claims Against Depositor or Trust. If and when the Property Trustee shall be or become a creditor of the Depositor or the Trust (or any other obligor upon the Debt Securities or the Trust Securities), the Property Trustee shall be subject to and shall take all actions necessary in order to comply with the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or Trust (or any such other obligor).

         SECTION 8.13. Reports by Property Trustee.

         (a) To the extent required by the Trust Indenture Act, within 60 days after December 31 of each year commencing with December 31, 200[3] the Property Trustee shall transmit to all Securityholders in accordance with
Section 10.8 and to the Depositor, a brief report dated as of such December 31 with respect to:

                  (i) its eligibility under Section 8.7 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect;

                  (ii) a statement that the Property Trustee has complied with all of its obligations under this Declaration of Trust during the twelve-month period (or, in the case of the initial report, the period since the Closing Date) ending with such December 31 or, if the Property Trustee has not complied in any material respects with such obligations, a description of such noncompliance; and

                  (iii) any change in the property and funds in its possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities.

         (b) In addition, the Property Trustee shall transmit to Securityholders such reports concerning the Property Trustee and its actions under this Declaration of Trust as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

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

         (c) If required by applicable law or applicable rules of a national securities exchange or self-regulatory organization, a copy of such report shall, at the time of such transmissions to Holders, be filed by the Property Trustee with each national securities exchange or self-regulatory organization upon which the Trust Securities are listed, with the Commission and with the Depositor.

         SECTION 8.14. Reports to the Property Trustee. The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by
Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act. Delivery of such reports, information and documents to the Property Trustee is for informational purposes only and the Property Trustee's receipt thereof shall not constitute constructive notice of any information contained therein or determinable from information contained herein, including the Trust's compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officers' Certificates).

         SECTION 8.15. Evidence of Compliance with Conditions Precedent. Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration of Trust that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

         SECTION 8.16. Number of Trustees.

         (a) The number of Trustees shall be [five], provided that the Holder of all of the Common Securities by written instrument may increase or decrease the number of Administrative Trustees. The Property Trustee and the Delaware Trustee may be the same Person.

         (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.16(a), or if the number of Trustees is increased pursuant to Section 8.16(a), a vacancy shall occur.

         (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 8.9, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration of Trust.

         SECTION 8.17. Delegation of Power.

         (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a), including any registration statement or amendment thereof filed with the Commission, or making any other governmental filing.

         (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative

Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

         SECTION 8.18. Appointment of Administrative Trustees.

         (a)      The     Administrative    Trustees    shall    initially    be
[_______________],   an   individual,   [_______________],   an  individual  and
[_______________], an individual, and their successors shall be appointed by the Holders of a majority in Liquidation Amount of the Common Securities and may resign or be removed by the Holders of a majority in Liquidation Amount of the Common Securities at any time. Upon any resignation or removal, the Depositor shall appoint a successor Administrative Trustee. If at any time there is no Administrative Trustee, the Property Trustee or any Holder who has been a Holder of Trust Securities for at least six months may petition any court of competent jurisdiction for the appointment of one or more Administrative Trustees.

         (b) Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with this Section 8.18, the Administrative Trustees in office, regardless of their number (and not withstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration of Trust.

         (c) Notwithstanding the foregoing or any other provision of this Declaration of Trust, if any Administrative Trustee who is a natural person dies or becomes, in the opinion of the Holders of a majority in Liquidation Amount the Common Securities, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the unanimous act of the remaining Administrative Trustees, if there were at least two of them prior to such vacancy, and by the Depositor, if there were not two such Administrative Trustees immediately prior to such vacancy (with the successor being a Person who satisfies the eligibility requirement for Administrative Trustees set forth in Section 8.7).

                                    ARTICLE 9
                       TERMINATION, LIQUIDATION AND MERGER

         SECTION 9.1. Termination upon Expiration Date. Unless earlier terminated, the Trust shall automatically dissolve on [________, ____] (the "Expiration Date") and shall terminate following the distribution of the Trust Property in accordance with Section 9.4.

         SECTION 9.2.  Early  Termination.   The  first  to occur  of any of the
following events is an "Early Termination Event":

         (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor;

         (b) the occurrence of a Special Event except in the case of a Tax Event following which the Depositor has elected to (i) pay any Additional Sums (in accordance with Section 4.4) such that the net amount received by Holders of Preferred Securities in respect of Distributions is not reduced as a result of such Tax Event and the Depositor has not revoked any such election or failed to make such payments or (ii) redeem all or some of the Debt Securities pursuant to
Section 4.4(a);

         (c) the redemption, conversion or exchange of all of the Trust Securities;

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

         (d) upon the repayment of the Debt Securities or at such time as no Debt Securities are outstanding;

         (e) an order for dissolution of the Trust shall have been entered by a court of competent jurisdiction; and

         (f) receipt by the Property Trustee of written notice from the Depositor at any time (which notice is optional and wholly within the discretion of the Depositor) of its intention to terminate the Trust and distribute the Debt Securities in exchange for the Preferred Securities and/or Common Securities.

         SECTION 9.3. Termination. The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of all expenses owed by the Trust; (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders, and (d) the filing of the certificate of cancellation with the Secretary of State of the State of Delaware pursuant to Section 3810 of the Delaware Statutory Trust Act.
Notwithstanding any provision hereof to the contrary, each of Depositor's obligations set forth in Section 8.6 hereof shall survive and continue regardless of the occurrence of any of the foregoing.

         SECTION 9.4. Liquidation.

         (a)      If an Early  Termination  Event  specified in clause (a), (b),
(e) or (f) of Section 9.2 occurs, or upon the Expiration Date, the Trust shall dissolve and be liquidated by the Administrative Trustees and the Property
Trustee as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder an aggregate principal amount of Debt Securities equal to the aggregate Liquidation Amount of Trust Securities held by such Holder, subject to Section 9.4(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address as it appears in the Securities Register. All notices of liquidation shall:

                  (i) state the Liquidation Date;

                  (ii) state that, from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent an aggregate principal amount of Debt Securities equal to the aggregate Liquidation Amount of Preferred Securities held by such Holder; and

                  (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Debt Securities, or, if Section 9.4(d) applies, receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

         (b) Except where Section 9.2(c) or 9.4(d) applies, in order to effect the liquidation of the Trust and distribution of the Debt Securities to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation
Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debt Securities in exchange for the Outstanding Trust Securities Certificates.

         (c) Except where Section 9.2(c) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) the Clearing Agency or its nominee, as the record holder of such Trust Securities, will receive a registered global certificate or certificates representing the Debt Securities to be delivered upon such distribution and (iii) any Trust Securities Certificates not held by the Clearing Agency will be deemed to represent an aggregate principal amount of Debt Securities equal to the aggregate Liquidation Amount of Preferred Securities held by such Holders, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on such Trust Securities until such certificates are presented to the Property Trustee for transfer or reissuance.

         (d) In the event that, notwithstanding the other provisions of this Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debt Securities in the manner provided herein is determined by the Property Trustee not to be practicable, the Trust Property shall be liquidated, and the Trust shall be wound-up by the Property Trustee in such manner as the Property Trustee determines in good faith. In such event, on the date of the winding-up or termination of the Trust, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such winding-up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such winding-up or termination pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if a Debt Securities Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

         SECTION 9.5 Mergers, Consolidations, Amalgamations, Conversions or Replacements of the Trust. The Trust may not merge with or into, consolidate, amalgamate, convert into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except pursuant to this Section 9.5. At the request of the Depositor, with the consent of the Administrative Trustees and without the consent of the Property Trustee, the Delaware Trustee or the Holders of the Preferred Securities, the Trust may merge with or into, consolidate, amalgamate, convert into, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Preferred Securities or (b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise, (ii) the Depositor expressly appoints a trustee of such successor entity, possessing the same powers and duties as the Property Trustee, as the holder of the Debt Securities, (iii) the Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred
Securities are then listed, if any, (iv) such merger, consolidation, amalgamation, conversion, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, conversion, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect, (vi) such successor entity has a purpose that is substantially identical to that of the Trust, (vii) prior to such merger, consolidation, amalgamation, conversion, replacement, conveyance, transfer or lease the Depositor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, conversion, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holder's interest in the new entity), (b) following such merger, consolidation, amalgamation, conversion, replacement, conveyance, transfer or lease neither the Trust nor such successor entity will be required to register as an "investment company" under the 1940 Act, and (c) following such merger, consolidation, amalgamation, conversion or replacement, the Trust or such successor entity will be treated as a grantor trust for United States federal income tax purposes and (viii) the Depositor or any permitted successor or assignee owns all of the Common Securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in aggregate Liquidation Amount of the Preferred Securities, consolidate, amalgamate, convert into, merge with or into, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, convert into, merge with or into, or replace it if such consolidation, amalgamation, conversion, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE 10
                            MISCELLANEOUS PROVISIONS

         SECTION 10.1. Limitation of Rights of Securityholders. The death or incapacity of any person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Declaration of Trust, nor entitle the legal representatives or heirs of such person or any Securityholder for such person to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         SECTION 10.2. Amendment.

         (a) This Declaration of Trust may be amended from time to time by the Trustees and the Depositor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Declaration of Trust, which shall not be inconsistent with the other provisions of this Declaration of Trust, (ii) to modify, eliminate or add to any provisions of this Declaration of Trust to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Trust Securities are Outstanding or to ensure that the Trust will not be required to register as an "investment company" under the 1940 Act, or be classified as other than a grantor trust for United States federal income tax purposes, or (iii) to maintain the qualification of this Declaration of Trust under the Trust Indenture Act; provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of any Securityholder, and any amendments of this Declaration of Trust shall become effective when notice thereof is given to the Securityholders.

         (b) Except as provided in Section 10.2(c) hereof, any provision of this Declaration of Trust may be amended by the Trustees and the Depositor with
(i) the consent of Holders representing not less than [___]% (based upon Liquidation Amounts) of the Trust Securities then Outstanding, acting as a single class, and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's not being required to register as an "investment company" under the 1940 Act, provided, however, if any amendment or proposal that would adversely affect the powers, preferences or special rights of the Trust Securities, whether by way of amendment or otherwise, would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of [___]% in Liquidation Amount of such class of Trust Securities.

         (c) In addition to and notwithstanding any other provision in this Declaration of Trust, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this Declaration of Trust may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise materially and adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date; notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this paragraph (c) of this Section
10.2 may not be amended.

         (d) Notwithstanding any other provisions of this Declaration of Trust, no Trustee shall enter into or consent to any amendment to this Declaration of Trust which would cause the Trust to be required to register as an "investment company" under the 1940 Act, or to be classified as other than a grantor trust for United States federal income tax purposes or to reduce or otherwise adversely affect the powers of the Property Trustee.

         (e) Notwithstanding anything in this Declaration of Trust to the contrary, without the consent of the Depositor, this Declaration of Trust may not be amended in a manner which imposes any additional obligation on the Depositor.

         (f) In the event that any amendment to this Declaration of Trust is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

         (g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Declaration of Trust which affects its own rights, duties or immunities under this Declaration of Trust.

         (h) The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Declaration of Trust is in compliance with this Declaration of Trust.

         SECTION 10.3. Separability. In case any provision in this Declaration of Trust or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 10.4. Governing Law. THIS DECLARATION OF TRUST AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND TRUSTEES WITH RESPECT TO THIS DECLARATION OF TRUST IN THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE.

         SECTION 10.5. Payments Due on Non-Business Day. If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day (except as otherwise provided in Section 4.1(a) and Section 4.2(d)), with the same force and effect as though made on the date fixed for such payment, and no interest shall accrue thereon for the period after such date.

         SECTION 10.6. Successors. This Declaration of Trust shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust or the Relevant Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under Article 8 of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

         SECTION 10.7. Headings. The Article and Section headings are for convenience only and shall not affect the construction of this Declaration of Trust.

         SECTION 10.8. Reports, Notices and Demands. Any report, notice, demand or other communications which by any provision of this Declaration of Trust is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Holder of Preferred Securities, to such Holder as such Holder's name and address may appear on the Securities Register; and (b) in the case of the Holder of the Common Securities, to Bowater Incorporated, 55 East Camperdown Way (29601), P.O. Box 1028, Greenville, South Carolina, 29602-1028, Attention: General Counsel. Such report, notice, demand or other communication to or upon the Depositor shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Depositor.

         Any notice to Preferred Securityholders shall also be given to such Owners as have, within two years preceding the giving of such notice, filed their names and addresses with the Property Trustee for that purpose. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given, or made, for all purposes, upon hand delivery, mailing or transmission.

         Any notice, demand or other communication which by any provision of this Declaration of Trust is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or the Administrative Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (a) with respect to the Property Trustee, to The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust Administration, (b) with respect to the Delaware Trustee, to The Bank of New York (Delaware), 110 White Clay Center, Route 273, Newark, Delaware 19711,
Attention: Corporate Trust Administration, with a copy of any such notice to the Property Trustee at its address above, and (c) with respect to the Administrative Trustees, to them at the address for notices to the Depositor, marked "Attention: General Counsel." Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

         SECTION 10.9. Agreement Not to Petition. Each of the Trustees and the Depositor agrees for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article 9, it shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Securityholders, that, at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Trustee or the Trust may assert. The provisions of this Section 10.9 shall survive the termination of this Declaration of Trust.

         SECTION 10.10. Trust Indenture Act; Conflict with Trust Indenture Act.

         (a) This Declaration of Trust is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration of Trust and shall, to the extent applicable, be governed by such provisions.

         (b) The Property Trustee shall be the only Trustee which is the trustee for the purposes of the Trust Indenture Act.

         (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Declaration of Trust by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Declaration of Trust modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Declaration of Trust as so modified or to be excluded, as the case may be.

         (d) The application of the Trust Indenture Act to this Declaration of Trust shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

         SECTION 10.11. Acceptance of Terms of Declaration of Trust, Guarantee and Indenture. THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION OF TRUST PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION OF TRUST SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS TO THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

         SECTION 10.12. Counterparts. This Declaration of Trust may contain more than one counterpart of the signature page and this Declaration of Trust may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         SECTION 10.13. Purchases of Trust Securities. Subject to applicable law (including, without limitation, United States federal securities law), the Depositor or its subsidiaries or Affiliates may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Declaration of Trust to be duly executed as of the day and year first above written.

                             BOWATER INCORPORATED,
                             as Depositor

                             By:
                                 --------------------------------------------
                             Name:
                             Title:

                             THE BANK OF NEW YORK,
                             as Property Trustee

                             By:
                                 --------------------------------------------
                             Name:
                             Title:

                             THE BANK OF NEW YORK (DELAWARE),
                             as Delaware Trustee

                             By:
                                 --------------------------------------------
                             Name:
                             Title:

                             [                          ],
                             as Administrative Trustee


                                      Name:

                             [                          ],
                             as Administrative Trustee


                                      Name:

                             [                          ],
                             as Administrative Trustee


                                      Name:

                                    EXHIBIT A

                              CERTIFICATE OF TRUST

                            BOWATER CAPITAL TRUST [ ]



     The undersigned, the trustees of Bowater Capital Trust [ ], desiring to form a statutory trust pursuant to the Delaware Statutory Trust Act, 12 Del. C.ss.3801, hereby certify as follows:

     1. The name of the statutory trust being formed hereby (the "Trust") is Bowater Capital Trust [ ].

     2. The name and statutory address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows: The Bank of New York (Delaware), 110 White Clay Center, Route 273, Newark, Delaware 19711.

     3. This Certificate of Trust shall be effective upon filing.









                         (Signatures on following page)

         IN WITNESS WHEREOF, the undersigned, being all of the trustees of the Trust, have executed this Certificate.

Dated:  August ___, 2003


                                THE BANK OF NEW YORK (DELAWARE),
                                as Delaware Trustee


                                By:
                                   -----------------------------------------
                                Name:
                                Title

                                HARRY F. GEAIR,
                                as Trustee


                                --------------------------------------------
                                Harry F. Geair


                                DAVID G. MAFFUCCI,
                                as Trustee


                                --------------------------------------------
                                David G. Maffucci


                                WILLIAM G. HARVEY,
                                as Trustee


                                --------------------------------------------
                                William G. Harvey

                                    EXHIBIT B

                      THIS CERTIFICATE IS NOT TRANSFERABLE

   Certificate Number                              Number of Common Securities
   ------------------                              ---------------------------

                    Certificate Evidencing Common Securities
                                       of
                           Bowater Capital Trust [__]

                                Common Securities
                 (liquidation amount $[__] per Common Security)

         Bowater Capital Trust [__], a statutory trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Bowater Incorporated (the "Holder") is the registered owner of __________ common securities of the Trust representing undivided beneficial interests in the assets of the Trust (the "Common Securities"). In accordance with Section 5.10 of the Declaration of Trust (as defined below) the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of [______ __], 200[3], as the same may be amended from time to time (the "Declaration of Trust") including the designation of the terms of the Common Securities as set forth therein. The Holder is entitled to the benefits of the Common Securities Guarantee Agreement entered into by the Holder and [__________________________], as Guarantee Trustee, dated as of [______ __],
200[3] (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Declaration of Trust and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

         Upon  receipt  of  this  certificate,   the  Holder  is  bound  by  the
Declaration of Trust and is entitled to the benefits thereunder.

         IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this ___ day of [______ __] 200[3].

BOWATER CAPITAL TRUST [    ]



By:
         --------------------------------------------
         Name:
As Administrative Trustee

                                    EXHIBIT C

         THIS PREFERRED SECURITY IS A BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE WITHIN THE MEANING OF THE DECLARATION OF TRUST HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC") OR A NOMINEE OF DTC. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION OF TRUST AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (55 WATER STREET, NEW YORK, NEW YORK), TO BOWATER CAPITAL TRUST [__] OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate Number                                Number of Preferred Securities

                              CUSIP No. __________

                                                            $--------------

                   Certificate Evidencing Preferred Securities
                                       of
                           Bowater Capital Trust [__]

                     __% [Convertible] Preferred Securities
                (liquidation amount $[__] per Preferred Security)

         Bowater Capital Trust [__], a statutory trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that __________________ (the "Holder") is the registered owner of _______ preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Bowater Capital Trust [__] __% [Convertible] Preferred Securities (liquidation amount $[__] per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section
5.4 of the Declaration of Trust (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of [______ __], 200[3] as the same may be amended from time to time (the "Declaration of Trust") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Bowater Incorporated, a Delaware corporation, and [__________________________], as Guarantee Trustee, dated as of [______ __], 200[3] (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Declaration of Trust and the

Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office. Upon receipt of this certificate, the Holder is bound by the Declaration of Trust and is entitled to the benefits thereunder.

         IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this ___ day of [______ __], 200[3].

BOWATER CAPITAL TRUST [    ]



By:
         --------------------------------------------
         Name:
An Administrative Trustee

PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Preferred Securities referred to in the within-mentioned Declaration of Trust.

Dated:   [______ __], 200[3]

[                          ], as Property Trustee

By:
         --------------------------------------------
         Authorized Signatory

                                                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------
(Insert assignee's social security or tax identification number)

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints

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---------------------------------------------------------------------

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agent to transfer this Preferred Security Certificate on the books of the Trust.
The agent may substitute another to act for him or her.

Date:
     ----------------------------------

Signature:


---------------------------------------


(Sign exactly as our name appears on the other side of this Preferred Security Certificate)

Signature Guarantee:

---------------------------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Securities Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                     [TO BE ATTACHED TO GLOBAL CERTIFICATE]

                                   SCHEDULE A

         The initial liquidation amount of this Global Certificate shall be $__________. The following increases or decreases in the liquidation amount of this Global Certificate have been made:

                   Amount of increase in      Amount of any     Liquidation Amount
                   Liquidation Amount of       decrease in      Liquidation Amount
                  this Global Certificate      Liquidation        of this Global
                  including upon exercise     Amount of this        Certificate           Signature of authorized
                   of any over-allotment          Global        following any such         officer of Trustee or
   Date Made             option                Certificate     decrease or increase        Securities Custodian
   --------       -----------------------    ----------------  --------------------       -----------------------

-----------------------------------------------------------------------------------------------------------------

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